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                                                                      EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and in the related prospectus of our report dated February 23, 1999, which appears on page 14 of the Annual Report on Form 10-K for the year ended December 31, 1998 relating to the consolidated financial statements of Bowne & Co., Inc. and its subsidiaries.

                                                  /s/ KPMG LLP
                                                  ---------------------------
                                                  KPMG LLP

New York, New York
May 27, 1999